UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): November 30, 2005

MACK-CALI REALTY CORPORATION

(Exact Name of Registrant as Specified in Charter)

Maryland	1-13274	22-3305147
(State or Other Jurisdiction	(Commission File Number)	(IRS Employer
of Incorporation)		Identification No.)

11 Commerce Drive, Cranford, New Jersey,		07016
(Address of Principal Executive Offices)		(Zip Code)

(908) 272-8000

(Registrant’s telephone number, including area code)

MACK-CALI REALTY, L.P.

(Exact Name of Registrant as Specified in Charter)

Delaware	333-57103	22-3315804
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

11 Commerce Drive, Cranford, New Jersey,		07016
(Address of Principal Executive Offices)		(Zip Code)

(908) 272-8000

(Registrant’s telephone number, including area code)

 Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01                                             Entry into a Material Definitive Agreement

On November 30, 2005, Mack-Cali Realty L.P. (the “Operating Partnership”), the operating partnership of Mack-Cali Realty Corporation (the “General Partner”), completed the sale of $100 million of senior unsecured notes (the “Notes”).  The Operating Partnership received net proceeds of approximately $99 million from the sale of the Notes.  The Notes were priced on November 15, 2005, mature on January 15, 2016 and bear interest at 5.80%, with interest payable semiannually on January 15 and July 15 of each year outstanding, beginning July 15, 2006.  The Operating Partnership used the net proceeds from the sale of the Notes to reduce outstanding borrowings under its $600 million unsecured revolving credit facility.  The Operating Partnership may redeem the Notes at any time upon payment of a make-whole amount.

The Notes are being issued under an indenture dated as of March 16, 1999 (the “Indenture”) by and among the Operating Partnership, as issuer, the Company, as guarantor, and Wilmington Trust Company, as trustee (the “Trustee”), as supplemented by supplemental indenture no. 12 dated as of November 30, 2005 (the “Supplemental Indenture”) by and between the Operating Partnership and the Trustee.  The material terms of the Indenture, as amended by the Supplemental Indenture, provide for the issuance of the Notes on the terms set forth in the preceding paragraph and include certain representations, warranties and covenants, conditions to closing and other obligations of the General Partner, the Operating Partnership and the Trustee that are customary in an underwritten public offering, including those terms and conditions made part of the Indenture by reference to the Trust Indenture Act of 1939, as amended.

In connection with the foregoing, the General Partner and the Operating Partnership hereby file the following documents:

Item 9.01                                             Financial Statements and Exhibits.

(c)  Exhibits

Exhibit No.	Description

4.1

Indenture dated as of March 16, 1999 by and among Mack-Cali Realty, L.P., as issuer, Mack-Cali Realty Corporation, as guarantor, and Wilmington Trust Company, as trustee (filed as Exhibit 4.1 to Mack-Cali Realty, L.P.’s Form 8-K dated March 16, 1999, and incorporated herein by reference).

4.2*	Supplemental Indenture No. 12 dated as of November 30, 2005, by and between Mack-Cali Realty, L.P., as issuer, and Wilmington Trust Company, as trustee.

4.3*	Form of 5.80% Note due 2016.

* Filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, each Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MACK-CALI REALTY CORPORATION

Dated: November 30, 2005	By:	/s/ BARRY LEFKOWITZ
Barry Lefkowitz
Executive Vice President and
Chief Financial Officer

MACK-CALI REALTY, L.P.

	By:	Mack-Cali Realty Corporation,
its general partner

Dated: November 30, 2005	By:	/s/ BARRY LEFKOWITZ
Barry Lefkowitz
Executive Vice President and
Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

4.1

Indenture dated as of March 16, 1999 by and among Mack-Cali Realty, L.P., as issuer, Mack-Cali Realty Corporation, as guarantor, and Wilmington Trust Company, as trustee (filed as Exhibit 4.1 to Mack-Cali Realty, L.P.’s Form 8-K dated March 16, 1999, and incorporated herein by reference).

4.2*	Supplemental Indenture No. 12 dated as of November 30, 2005, by and between Mack-Cali Realty, L.P., as issuer, and Wilmington Trust Company, as trustee.

4.3*	Form of 5.80% Note due 2016.

* Filed herewith.